GENERAL	12 Months Ended
Dec. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
NOTE 1:-	GENERAL

a.
BioBlast Pharma Ltd. (the "Company”) was incorporated in Israel and commenced its operations on January 22, 2012. The Company is a clinical-stage biotechnology company committed to developing clinically meaningful therapies for patients with rare and ultra-rare genetic diseases. The Company is rapidly building a diverse portfolio of product candidates with the potential to address unmet medical needs for incurable diseases. The Company's platforms are based on deep understanding of the disease-causing biological processes, and potentially offer solutions for several diseases that share the same biological pathology. The Company seeks to identify therapeutic platforms that offer solutions for several diseases that share a common pathophysiological mechanism. The Company's objective is to conduct additional clinical trials for its drugs (the "Drugs") and, if those trials are successful, seek marketing approval from the U.S. Food and Drug Administration (the "FDA") and other worldwide regulatory bodies.

b.
The Company is engaged in the research and development of products in the biopharmaceutical field, has not generated revenue from the sale of any product, and does not expect to generate significant revenue unless and until the obtaining of marketing approval, and commercializing its Drugs. The Company has incurred losses in the amount of $7,022 during the year ended December 31, 2014.

c.
During August 2014, the Company completed an Initial Public Offering ("IPO") in United States in which it issued 3,200,000 Ordinary shares in consideration of approximately $31,405, net and its Ordinary shares began trading on the "NASDAQ Capital Market".